EXHIBIT 10.2

2004-000776-0
Recording Dist: 320 – Iliamna
8/17/2004 11:15 AM Pages: 1 of 2

MINING QUITCLAIM DEED

THE GRANTOR, Alaska Earth Resources, Inc., (AERI) an S corporation qualified to conduct business in the State of Alaska and whose mailing address is 11401 Olive Lane, Anchorage, Alaska, 99515, in consideration of ten dollars ($10) in hand paid and other good and valuable consideration, does hereby convey and quitclaim unto THE GRANTEE, Pacific Petroleum Inc., (PPI) a Delaware corporation qualified to conduct business in the State of Alaska (file #88117F) and whose mailing address is Suite 2410, West Georgia Vancouver British Columbia, Canada V6B 4N7 all of the right, title and interest that AERI holds in the FUR 14, FUR 15, FUR 26 through FUR 34, and FUR 37 through FUR 50 State of Alaska full quarter section mining claims (ADL Numbers 644537, 644538, 644549 though 644557, and 644560 through 644573 more particularly described in the Exhibit A attached hereto.

Said State of Alaska full quarter section mining claims are situated within the Seward Meridian, Township 5 South, Range 39 West, Sections 11, 12, 13, 14, 23 and 24 and Township 5 South, Range 38 West, Sections 7, 17, 18, and 19 are also within the Iliamna Recording District and the Third Judicial District of the State of Alaska.

IN WITNESS whereof, the Grantor, Alaska Earth Sciences Inc. has caused this Quitclaim Deed to be executed in August 16, 2004.

Alaska Earth Resources Inc.

By:	/S/ William T. Ellis
Name: William T. Ellis
Title: Director/Secretary

ACKNOWLEDGMENT

STATE OF ALASKA	}
	}	ss.
THIRD JUDICIAL DISTRICT	}

THIS IS TO CERTIFY that on this 16th day of August, 2004, at Anchorage, Alaska, the forgoing instrument was acknowledged before me by William T. Ellis.

GIVEN UNDER MY HAND and official seal the day and year written above.

/S/ Sandra Miller
Notary Public for the State of Alaska

My Commission expires on April 1, 2008.

AFTER RECORDING RETURN TO:
Alaska Earth Resources Inc.
11401 Olive Lane
Anchorage, AK 99515

Mining Quitclaim Deed – Page 1 of 2

EXHIBIT 10.2

EXHIBIT A

Claim Name	CL No	Disc Date	Post Date	Rec District	Meridian	Township	Range	Section	Q Sect	ADL No.	Record Date	Record Document #
FUR	14	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	23	SE	644537	3/13/2004	2004-000609-0
FUR	15	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	24	SW	644538	3/13/2004	2004-000610-0
FUR	26	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	19	NW	644549	3/13/2004	2004-000621-0
FUR	27	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	24	NE	644550	3/13/2004	2004-000622-0
FUR	28	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	24	NW	644551	3/13/2004	2004-000623-0
FUR	29	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	23	NE	644552	3/13/2004	2004-000624-0
FUR	30	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	14	SE	644553	3/13/2004	2004-000625-0
FUR	31	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	13	SW	644554	3/13/2004	2004-000626-0
FUR	32	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	13	SE	644555	3/13/2004	2004-000627-0
FUR	33	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	18	SW	644556	3/13/2004	2004-000628-0
FUR	34	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	18	SE	644557	3/13/2004	2004-000629-0
FUR	37	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	17	NW	644560	3/13/2004	2004-000632-0
FUR	38	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	18	NE	644561	3/13/2004	2004-000633-0
FUR	39	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	18	NW	644562	3/13/2004	2004-000634-0
FUR	40	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	13	NE	644563	3/13/2004	2004-000635-0
FUR	41	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	13	NW	644564	3/13/2004	2004-000636-0
FUR	42	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	14	NE	644565	3/13/2004	2004-000637-0
FUR	43	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	11	SE	644566	3/13/2004	2004-000638-0
FUR	44	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	12	SW	644567	3/13/2004	2004-000639-0
FUR	45	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	12	SE	644568	3/13/2004	2004-000640-0
FUR	46	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	7	SW	644569	3/13/2004	2004-000641-0
FUR	47	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	7	SE	644570	3/13/2004	2004-000642-0
FUR	48	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	7	NW	644571	3/13/2004	2004-000643-0
FUR	49	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	12	NE	644572	3/13/2004	2004-000644-0
FUR	50	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	12	NW	644573	3/13/2004	2004-000645-0

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